Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE MONTHS ENDED MARCH 31, 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular the current economic slow-down in the U.S. and internationally;

•	the general level of interest rates and the availability of capital, particularly in light of the recent disruption in the credit markets;

•	the competitive environment in which we operate;

•

real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the current economic slow-down in the U.S. and internationally;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE MONTHS ENDED MARCH 31, 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2009	2008
	(unaudited)
REVENUES:
Rental revenues	$62,967	$62,446
Institutional capital management and other fees	667	860

Total Revenues	63,634	63,306

OPERATING EXPENSES:
Rental expenses	8,762	8,418
Real estate taxes	8,695	8,255
Real estate related depreciation and amortization	26,455	27,905
General and administrative	5,468	5,882

Total Operating Expenses	49,380	50,460

Operating Income	14,254	12,846
OTHER INCOME AND (EXPENSE):
Equity in income of unconsolidated joint ventures, net	4,180	287
Interest expense	(13,371)	(14,430)
Interest income and other	134	434
Income taxes	(893)	(536)

Income (Loss) From Continuing Operations	4,304	(1,399)
Discontinued operations:
Operating income and other expenses	148	1,018
Gain (loss) on dispositions of real estate interests	(3)	361

Income from discontinued operations	145	1,379

Income (Loss) Before Gain on Dispositions of Real Estate Interests	4,449	(20)
Gain on dispositions of real estate interests	37	446

Consolidated Net Income	4,486	426
Net income attributable to noncontrolling interests	(659)	(42)

Net Income Attributable to DCT Common Stockholders	$3,827	$384

EARNINGS PER COMMON SHARE - BASIC AND DILUTED
Income (Loss) From Continuing Operations	$0.02	$(0.01)
Income from discontinued operations	0.00	0.01
Gain on dispositions of real estate interests	0.00	0.00

Net Income Attributable to DCT Common Stockholders	$0.02	$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and diluted	175,661	168,386

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	March 31, 2009	December 31, 2008
	(unaudited)
ASSETS
Operating properties	$2,707,089	$2,702,162
Properties under redevelopment	55,416	54,299
Properties under development	122,121	120,326
Pre-development and land held for development	20,984	21,074

Total Investment in Properties	2,905,610	2,897,861
Less accumulated depreciation and amortization	(444,416)	(417,404)

Net Investment in Properties	2,461,194	2,480,457
Investment in and advances to unconsolidated joint ventures	125,689	125,452

Net Investment in Real Estate	2,586,883	2,605,909
Cash and cash equivalents	16,237	19,681
Notes receivable	30,372	30,387
Deferred loan costs, net	4,469	5,098
Straight-line rent and other receivables	26,551	31,747
Other assets, net	11,250	11,021

Total Assets	$2,675,762	$2,703,843

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$24,998	$35,193
Distributions payable	16,682	16,630
Tenant prepaids and security deposits	14,061	17,601
Other liabilities	13,829	26,472
Intangible lease liabilities, net	6,243	6,813
Line of credit	—	—
Senior unsecured notes	625,000	625,000
Mortgage notes	572,664	574,634

Total Liabilities	1,273,477	1,302,343
Total Stockholders’ Equity	1,130,888	1,123,029
Noncontrolling interests	271,397	278,471

Total Liabilities and Equity	$2,675,762	$2,703,843

Book value of total assets before depreciation:
Total Assets	$2,675,762	$2,703,843
Add back accumulated depreciation and amortization	444,416	417,404

Book value of total assets before depreciation and amortization	$3,120,178	$3,121,247

Percentage of debt to total assets	44.76%	44.37%
Percentage of debt to book value of total assets before depreciation and amortization	38.38%	38.43%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008
	(unaudited)
Reconciliation of Net Income to FFO:
Net Income Attributable to DCT Common Stockholders	$3,827	$384
Adjustments:
Real estate related depreciation and amortization	26,455	29,143
Equity in (income) of unconsolidated joint ventures, net	(4,180)	(287)
Equity in FFO of unconsolidated joint ventures	6,549	1,467
(Gain) on dispositions of real estate interests	(34)	(807)
Gain on dispositions of non-depreciated real estate	113	246
Noncontrolling interest in the operating partnership’s share of the above adjustments	(4,488)	(5,588)
FFO attributable to participating securities	(257)	(175)
FFO attributable to unitholders	5,150	5,675

FFO attributable to common stockholders and unitholders, diluted	$33,135	$30,058

FFO per common share and unit, basic and diluted	$0.16	$0.15

FFO weighted average common shares and units outstanding:
Weighted average common shares for earnings per share, basic and diluted	175,661	168,386
Units	32,029	38,911

FFO weighted average common shares and units outstanding – basic and diluted:	207,690	207,297

Dividends declared per common share	$0.08	$0.16
Dividend payout ratio	50%	107%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended March 31,
	2009	2008
	(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$62,967	$62,446
Rental expenses and real estate taxes (2)	(17,457)	(16,673)

Net Operating Income (3)	$45,510	$45,773

Square feet as of the period end	52,137	51,291
Average occupancy	91.5%	93.4%
Occupancy as of period end	89.8%	93.0%
Same Store Operating Data: (1)
Rental revenues	$60,583	$60,450
Rental expenses and real estate taxes	(16,521)	(15,387)

Same Store Net Operating Income	44,062	45,063
Less revenue from lease terminations	(1,401)	(128)

Net Operating Income excluding revenue from lease terminations	42,661	44,935

Less straight-line rents	(215)	(1,094)
Add back amortization of above/(below) market rents	507	232

Cash Net Operating Income	$42,953	$44,073

Net Operating Income growth (excluding revenue from lease terminations)	(5.1%)	—
Cash Net Operating Income growth (excluding revenue from lease terminations)	(2.5%)	—
Square feet in same store population	50,838	50,838
Average occupancy	91.9%	92.7%
Occupancy as of period end	89.9%	92.7%
Supplemental consolidated cash flow and other information:
Straight-line rents - increase (decrease) to revenue (4)	$320	$1,141
Straight-line rent receivable (balance sheet) (4)	$20,293	$18,371
Net amortization of above/below market rents - increase (decrease) to revenue (4)	$(507)	$(20)
Capitalized interest	$1,671	$2,054
Stock-based compensation amortization expense	$1,138	$743
Revenue from lease terminations (4)	$1,401	$128
Consolidated Capital Expenditures (4):
Development and expansions	$3,773	$7,493
Building and land improvements	134	962
Tenant improvements and leasing costs (including make-ready)	4,442	4,854

Total capital expenditures	$8,349	$13,309

(1)	Excludes discontinued operations.

(2)	Includes approximately $0.8 million and $0.6 million of bad debt expense, respectively.

(3)	See definitions for reconciliation of Net Operating Income to Net Income.

(4)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF MARCH 31, 2009

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	50	100.0%	6,061	11.6%	80.4%	$18,072	9.6%
Baltimore/Washington D.C.	12	100.0%	1,446	2.8%	95.2%	7,079	3.8%
Central Pennsylvania	8	100.0%	1,453	2.8%	84.5%	5,132	2.7%
Charlotte	10	100.0%	1,006	1.9%	87.3%	3,049	1.6%
Chicago	15	100.0%	2,866	5.5%	96.5%	11,201	5.9%
Cincinnati	35	100.0%	3,739	7.2%	86.3%	11,687	6.2%
Columbus	14	100.0%	4,301	8.2%	91.1%	12,370	6.6%
Dallas	46	100.0%	4,352	8.3%	88.9%	13,878	7.4%
Denver	1	100.0%	160	0.3%	90.3%	813	0.4%
Houston	40	100.0%	2,911	5.6%	92.9%	14,415	7.6%
Indianapolis	8	100.0%	3,103	6.0%	100.0%	9,340	4.9%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009	0.5%
Louisville	4	100.0%	1,330	2.6%	100.0%	4,396	2.3%
Memphis	10	100.0%	4,333	8.3%	97.7%	11,261	6.0%
Mexico	11	100.0%	1,127	2.2%	86.3%	4,320	2.3%
Miami	6	100.0%	727	1.4%	67.8%	5,017	2.7%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,783	0.9%
Nashville	4	100.0%	2,256	4.3%	85.6%	6,038	3.2%
New Jersey	9	100.0%	1,051	2.0%	69.9%	4,262	2.3%
Northern California	25	100.0%	2,582	5.0%	93.4%	14,278	7.6%
Orlando	12	100.0%	1,064	2.0%	81.8%	4,478	2.4%
Phoenix	14	100.0%	1,632	3.1%	84.0%	6,465	3.4%
San Antonio	15	100.0%	1,349	2.6%	91.2%	4,037	2.1%
Seattle	7	100.0%	1,115	2.1%	100.0%	5,645	3.0%
Southern California	13	100.0%	1,592	3.1%	95.3%	8,733	4.6%

Total/Weighted Average - Operating Properties	373	100.0%	52,137	100.0%	89.8%	188,758	100.0%
Consolidated Redevelopment Properties:
Atlanta	1	100.0%	93	10.1%	0.0%	N/A	N/A
Chicago	2	100.0%	508	55.0%	0.0%	N/A	N/A
Dallas	1	100.0%	50	5.4%	0.0%	N/A	N/A
New Jersey	1	100.0%	138	14.9%	47.0%	N/A	N/A
Mexico	1	100.0%	135	14.6%	32.2%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	6	100.0%	924	100.0%	11.7%	497	N/A
Consolidated Development Properties:
Atlanta	1	100.0%	557	19.2%	0.0%	N/A	N/A
Baltimore/Washington D.C.	4	95.0%	288	9.9%	52.5%	N/A	N/A
Cincinnati	2	100.0%	840	29.0%	0.0%	N/A	N/A
Memphis	1	100.0%	885	30.5%	46.7%	N/A	N/A
Orlando	4	96.9%	329	11.4%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	12	99.2%	2,899	100.0%	19.5%	1,882	N/A

Total/Weighted Average - Consolidated Properties	391	100.0%	55,960	N/A	84.9%	$191,137	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF MARCH 31, 2009 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (3)	2	50.0%	463	52.9%	100.0%	1,660	45.2%
Other Southern California	1	90.0%	413	47.1%	100.0%	2,011	54.8%

Total/Weighted Average - Unconsolidated Operating Properties	3	68.9%	876	100.0%	100.0%	3,671	100.0%
Operating Properties in Funds:
Atlanta	2	17.2%	703	5.0%	100.0%	1,964	3.9%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,759	9.4%
Charlotte	1	4.4%	472	3.3%	100.0%	1,509	3.0%
Chicago	4	18.1%	1,525	10.8%	100.0%	5,912	11.7%
Cincinnati	5	11.9%	1,847	13.1%	100.0%	6,085	12.1%
Columbus	2	6.3%	451	3.2%	100.0%	1,550	3.1%
Dallas	4	16.8%	1,726	12.3%	91.8%	5,291	10.5%
Denver	5	20.0%	773	5.5%	97.7%	3,671	7.3%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,808	3.6%
Kansas City	1	11.4%	180	1.3%	100.0%	728	1.4%
Louisville	5	10.0%	900	6.4%	96.9%	2,877	5.7%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.4%
Minneapolis	3	4.4%	472	3.3%	100.0%	2,306	4.6%
Nashville	2	20.0%	1,020	7.2%	100.0%	3,735	7.4%
New Jersey	2	10.7%	216	1.5%	100.0%	1,197	2.4%
Northern California	1	4.4%	396	2.8%	100.0%	1,711	3.4%
Orlando	2	20.0%	696	4.9%	100.0%	3,108	6.1%

Total/Weighted Average - Fund Operating Properties	45	14.1%	14,101	100.0%	96.5%	50,452	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	10	59.8%	4,482	N/A	6.9%	1,112	N/A

Total/Weighted Average - Unconsolidated Properties	58	24.0%	19,459	N/A	76.0%	55,235	N/A

Operating Properties Asset Managed Only:
Total/Weighted Average - Asset Managed Only Properties	1	0.0%	491	100.0%	100.0%	N/A	N/A

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	421	N/A	67,114	88.4%	91.4%	$242,881	N/A
Total/Weighted Average - Consolidated Redevelopment Properties	6	N/A	924	1.2%	11.7%	497	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	22	N/A	7,381	9.7%	11.9%	2,994	N/A
Total/Weighted Average - Asset Managed Only Properties	1	N/A	491	0.7%	100.0%	N/A	N/A

Total/Weighted Average - All Properties	450	N/A	75,910	100.0%	82.7%	$246,372	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.

(2)	Excludes future contractual rent increases or decreases.

(3)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY SEGMENT SUMMARY AS OF MARCH 31, 2009

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	27	5,115	79.6%	12	585	88.1%	11	361	78.7%	50	6,061	80.4%
Baltimore/Washington D.C.	12	1,446	95.2%	—	—	—	—	—	—	12	1,446	95.2%
Central Pennsylvania	8	1,453	84.5%	—	—	—	—	—	—	8	1,453	84.5%
Charlotte	5	715	79.0%	5	291	94.7%	—	—	—	10	1,006	83.6%
Chicago	12	2,371	96.8%	3	495	95.3%	—	—	—	15	2,866	96.5%
Cincinnati	14	2,907	85.3%	20	766	91.5%	1	66	69.8%	35	3,739	86.3%
Columbus	12	4,227	91.1%	2	74	90.2%	—	—	—	14	4,301	91.1%
Dallas	23	3,268	91.4%	7	423	81.4%	16	661	81.6%	46	4,352	88.9%
Denver	1	160	90.3%	—	—	—	—	—	—	1	160	90.3%
Houston	14	1,878	94.9%	14	706	92.4%	12	327	82.0%	40	2,911	92.9%
Indianapolis	8	3,103	100.0%	—	—	—	—	—	—	8	3,103	100.0%
Kansas City	1	225	100.0%	—	—	—	—	—	—	1	225	100.0%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	97.7%	—	—	—	—	—	—	10	4,333	97.7%
Mexico	6	693	90.0%	5	434	80.4%	—	—	—	11	1,127	86.3%
Miami	3	521	58.8%	2	157	100.0%	1	49	60.0%	6	727	67.8%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	4	2,256	85.6%	—	—	—	—	—	—	4	2,256	85.6%
New Jersey	7	937	66.2%	2	114	100.0%	—	—	—	9	1,051	69.9%
Northern California	8	1,714	90.1%	17	868	100.0%	—	—	—	25	2,582	93.4%
Orlando	2	367	88.3%	10	697	78.3%	—	—	—	12	1,064	81.8%
Phoenix	8	1,492	82.5%	6	140	100.0%	—	—	—	14	1,632	84.0%
San Antonio	11	1,096	91.9%	4	253	88.1%	—	—	—	15	1,349	91.2%
Seattle	7	1,115	100.0%	—	—	—	—	—	—	7	1,115	100.0%
Southern California	9	1,329	94.7%	3	242	100.0%	1	21	77.1%	13	1,592	95.3%

Total/Weighted Average - Operating Properties	218	44,330	90.0%	113	6,322	90.8%	42	1,485	79.7%	373	52,137	89.8%
Consolidated Redevelopment Properties	2	578	11.2%	4	346	12.5%	—	—	—	6	924	11.7%
Consolidated Development Properties	10	2,773	20.4%	2	126	0.0%	—	—	—	12	2,899	19.5%

Total/Weighted Average - Consolidated Properties	230	47,681	85.0%	119	6,794	85.2%	42	1,485	79.7%	391	55,960	84.9%
Unconsolidated Properties:
Operating Properties in Funds	45	14,101	96.5%	—	—	—	—	—	—	45	14,101	96.5%
Operating Properties	3	876	100.0%	—	—	—	—	—	—	3	876	100.0%
Development Properties	8	4,258	5.9%	2	224	27.2%	—	—	—	10	4,482	6.9%
Asset Managed Properties	1	491	100.0%	—	—	—	—	—	—	1	491	100.0%

Total/Weighted Average - All Properties	287	67,407	82.7%	121	7,018	83.3%	42	1,485	79.7%	450	75,910	82.7%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties (in thousands)			$203,203			$34,038			$9,131			$246,372

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q1 2009
Bulk Distribution	21	1,759	-11.7%	-7.9%	36.6	$1,300	$0.74
Light Industrial	11	128	2.5%	6.4%	35.9	222	1.73
Service Center	10	45	3.0%	15.1%	26.8	80	1.79

Total/Weighted Average	42	1,932	-11.0%	-7.1%	36.3	$1,602	$0.83

Weighted Average Retention	66.4%

Lease Expirations For Consolidated Operating Properties as of March 31, 2009 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2009 (4)	6,729	$27,648	13.6%
2010	10,787	43,128	21.2%
2011	7,998	33,708	16.6%
2012	5,941	27,912	13.7%
2013	5,862	26,856	13.2%
Thereafter	9,521	44,256	21.7%

Total leased	46,838	$203,508	100.0%

Available	5,299

Total consolidated operating properties	52,137

(1)	Does not include month-to-month leases, unless otherwise noted.

(2)	Assumes no exercise of lease renewal options.

(3)	Includes contractual rent increases.

(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

ACQUISITION AND DISPOSITION SUMMARY FOR THE THREE MONTHS ENDED MARCH 31, 2009

		Market	Sales Price
ACQUISITIONS
None
DISPOSITIONS
Consolidated Dispositions
Land parcel	1.8 Acres	Baltimore/Washington D.C.	$1,100,000
Unconsolidated Dispositions
SCLA Joint Venture	53.4 Acres	Southern California	—

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

DEVELOPMENT OVERVIEW AS OF MARCH 31, 2009

	Square Feet	Acres	Historical Cost			Total Projected Investment			Project Stabilization by Year ($)
			Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total	2009	2010/2011
	(in thousands)		(in thousands)			(in thousands)			(in thousands)
Total Under Development	7,381	N/A	$122.1	$171.3	$293.4	$144.3	$197.8	$342.1	$104.9	$237.3

Forward Commitment and Build-to-Suit (2)	354	N/A	N/A

Total development pipeline	7,735

Pre-Development (3) (4)	1,285	N/A	$3.6

Redevelopment (5)	924	N/A	$55.4

Land
Owned (4) (6)	6,544	331	$17.4
DCT/IDI Buford LLC (Atlanta)	603	47	—
Under Control (4) (7)	—	3,995	—

Total	7,147	4,373	$17.4

Grand Total	17,091	4,373	$198.5

(1)

Weighted average equity of the historical cost for unconsolidated shell complete buildings and unconsolidated buildings under construction is approximately 72% and 100%, respectively. The total equity investment of all unconsolidated development ventures at March 31, 2009 is $66.7 million.

(2)	Includes three buildings with Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $17 million and $18 million.

(3)	Includes DCT Port Union Phase II (Cincinnati) and includes a portion of Phase IA of SCLA (Southern California) which are unconsolidated.

(4)	Summary of SCLA:

	Square Feet	Acres	Total Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Under Development	1,520	75	$65.3
Pre-Development	445	22
Operating	408	20
Land Held (Square Feet based on 40% coverage)	3,217	185

Total	5,590	302

Additional Phases (Under Control)		3,995

Total SCLA		4,297

(5)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
73440 McGinnis Ferry Road	Atlanta	93
3575 Stern Avenue	Chicago	69
250 S. Gary Avenue	Chicago	439
1101 Great Southwest	Dallas	50
Queretaro 1	Mexico	135
2301 Cottontail Lane	New Jersey	138

Total		924

Total Projected Investment in these assets is expected to be between $58 million and $59 million

(6)

Includes future phases of Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land, Stonefield (Reno), Whitestown (Indianapolis), Dulles Summit Phase II (Baltimore/Washington DC), and ADC North Phase II (Orlando) are unconsolidated.

(7)	Excludes any square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSTRUCTION SUMMARY AS OF MARCH 31, 2009

Project	Market	Square Feet	Projected Investment	Percentage Leased (2)	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
Development Projects
Under Development
South Creek IV	Atlanta	557	$22.3	100%	2009	C
Dulles Industrial Phase I (4 buildings)	Baltimore/Washington	288	31.2	58%	2010	C
DCT Port Union (2 buildings)	Cincinnati	840	34.6	0%	2009/2010	C
Deltapoint	Memphis	885	30.1	47%	2009	C
Logistics Way	Nashville	570	22.1	44%	2009	U
ADC North I (2 buildings)	Orlando	203	16.5	0%	2010	C
Airport Dist Center (2 buildings)	Orlando	126	9.7	0%	2010	C
Sycamore Canyon A	Southern California	459	23.9	0%	2010	U

Total/Weighted Average		3,928	$190.4	35%

SCLA
Shell Complete (Buildings 15A, 15B & 13A)	Southern California	520		22%	2009/2010	U
Under Construction (Building 1)	Southern California	1,000		0%	2010	U

Total SCLA - Under Development		1,520	$65.3	8%

IDI/DCT, LLC
Under Development (4 Buildings)	Chicago, Nashville, Northern California, Savannah	1,933	$86.5	0%	2010/2011	U

Grand Total/Weighted Average		7,381	$342.2	20.4%

DCT Pro Rata Share (1)		6,321	$293.1

Projected Yield - Development			6.8%

Weighted Average DCT % Ownership of Development Projects as of March 31, 2009 (1)			85.6%

(1)	Based on share of equity invested.

(2)	Includes all signed leases whether or not occupancy has commenced.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INDEBTEDNESS AS OF MARCH 31, 2009

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 3/31/2009
Senior Unsecured Notes:
2010 Notes, fixed rate (1)	2.06%	4.73%	June 2010	$100,000
2010 Notes, variable rate (1)	2.04%	2.04%	June 2010	200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				625,000

Mortgage Notes:
Fixed Rate Secured Debt	5.26%	5.15%	Jan 2010 -Aug. 2025	543,580
Variable Rate Secured Debt	1.73%	1.73%	October 2011	25,237
Premiums, Net of Amortization				3,847

				572,664

Total Senior Unsecured Notes and Mortgage Notes				1,197,664
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	1.30%	1.30%	December 2010	—

Total Carrying Value of Debt				$1,197,664

Fixed Rate Debt	5.14%	5.40%		81%
Variable Rate Debt	2.01%	2.01%		19%
Weighted Average Interest Rate	4.55%	4.76%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$31,855
Development Joint Ventures				113,029

				$144,884

Scheduled Principal Payments of Debt as of March 31, 2009 (excluding premiums)

	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility
Year					Total
2009	$—		$5,973	$—	$5,973
2010	300,000	(1)	58,510	—	358,510
2011	50,000		230,235	—	280,235
2012	—		169,848	—	169,848
2013	175,000		41,147	—	216,147
2014	50,000		3,443	—	53,443
2015	—		44,880	—	44,880
2016	50,000		2,007	—	52,007
2017	—		2,184	—	2,184
2018			2,024		2,024
Thereafter	—		8,566	—	8,566

Total	$625,000		$568,817	$—	$1,193,817

Summary Debt Covenants (4)	Threshold	As of December 31, 2008 Actual Ratio
Consolidated Leverage Ratio	< 60%	47%
Consolidated Fixed Charge Coverage Ratio	> 1.5 x	2.6 x
Consolidated Unsecured Leverage Ratio	< 60%	44%

(1)

In June 2008, DCT closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million (the “Initial Funding”) was drawn on June 9, 2008 and used to repay maturing unsecured notes. DCT Industrial Trust has entered into a swap to fix LIBOR on the Initial Funding for two years. The $100 million currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum. On October 3, 2008, the remaining $200 million was drawn and the proceeds used to repay borrowings under the credit facility. The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime and matures in December 2010. After giving effect to outstanding letters of credit, we have $284.8 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(3)	Based on ownership as of March 31, 2009.

(4)	Covenant information presented relates to the senior unsecured revolving credit facility. Calculations are performed in accordance with the credit agreement, based upon definitions contained therein.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CAPITALIZATION AND FIXED CHARGE COVERAGE

(dollar amounts in thousands, except per share data)

Capitalization as of March 31, 2009

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	175,979	$3.17	$557,853
Operating partnership units outstanding (2)	31,683	$3.17	100,435

Total Equity Market Capitalization			658,289

Consolidated debt			1,197,664
Pro rata share of debt related to unconsolidated joint ventures			144,884

Total Debt			1,342,548

Total Market Capitalization			$2,000,837

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			67.1%

Fixed Charge Coverage

	Three Months Ended March 31,
	2009	2008
Net Income Attributable to DCT Common Stockholders	$3,827	$384
Interest expense (3)	13,371	14,574
Pro rata share of interest expense from unconsolidated JVs	1,106	514
Real estate related depreciation and amortization (3)	26,455	29,143
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	2,233	1,215
Income taxes (3)	893	549
Stock-based compensation amortization expense	1,138	743
Noncontrolling interests (3)	659	42
Non-FFO (gains) losses on dispositions of real estate interests, net	(79)	(561)

Adjusted EBITDA	$49,603	$46,603

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$13,371	$14,522
Interest expense related to financing obligation, net (2)	—	48
Capitalized interest	1,671	2,054
Amortization of loan costs and debt premium/discount	(334)	120
Pro rata share of interest expense from unconsolidated JVs	1,106	514

Total Fixed Charges	$15,814	$17,258

Fixed Charge Coverage	3.1	2.7

(1)	Excludes unvested Long-Term Incentive Plan Units, unvested Restricted Stock, and Phantom Shares of 1.8 million units.

(2)

As of March 31, 2009, we had no financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of the financing obligation as of December 31, 2007, we issued approximately 1.6 million OP units during January 2008. The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended March 31, 2009
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$2,739	$4,595	$1,975	$807	$5,884
Other income	—	—	—	—	—

Total revenues	2,739	4,595	1,975	807	5,884

Expenses:
Real estate taxes	338	542	315	73	683
Rental expenses	215	430	185	115	482
Depreciation and amortization	1,144	2,222	1,125	350	2,872
General and Administrative	147	21	—	—	186

Total expenses	1,844	3,215	1,625	538	4,223
Interest expense	(1,345)	(2,008)	(895)	(13)	—
Taxes	(22)	(4)	(3)	(25)	6

Net Income (Loss)	$(472)	$(632)	$(548)	$231	$1,667

Rental revenues	$2,739	$4,595	$1,975	$807	$5,884
Rental expenses and real estate taxes	553	972	500	188	1,165

Net Operating Income	$2,186	$3,623	$1,475	$619	$4,719

DCT Industrial Ownership %	20.0%	4.4%	11.4%	10.0%	20.0%

CONSOLIDATED BALANCE SHEETS

	As of March 31, 2009
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Total Investment in properties	$124,972		$213,288		$94,585		$30,955		$285,571
Accumulated depreciation and amortization	(15,051)		(20,278)		(8,582)		(775)		(17,013)

Net Investment in properties	109,921		193,010		86,003		30,180		268,558
Cash and cash equivalents	766		1,163		746		12,786		1,895
Other Assets	2,694		3,120		1,782		458		1,751

Total Assets	$113,381		$197,293		$88,531		$43,424		$272,204

Secured debt	$95,500	(1)	$134,283	(2)	$55,772	(3)	$12,400	(4)	$—
Other Liabilities	2,014		4,193		1,205		620		3,924

Total Liabilities	97,514		138,476		56,977		13,020		3,924
Members’ Capital	15,867		58,817		31,554		30,404		268,280

Total Liabilities and Members’ Capital	$113,381		$197,293		$88,531		$43,424		$272,204

Data by Fund:	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	89.8%
TRT-DCT JV I	14	3,673	98.9%
TRT-DCT JV II	6	1,924	92.7%
TRT-DCT JV III	5	900	96.9%
JP Morgan Venture	14	4,956	99.6%

Total	45	14,100	96.5%

SCHEDULED DEBT MATURITIES

	As of March 31, 2009
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
2009	$—		$—		$—		$—		$—
2010	—		—		—		—		—
2011	—		—		—		—		—
2012	—		—		—		—		—

2013	—		—		—		—		—
Thereafter	95,500	(1)	134,283	(2)	55,772	(3)	12,400	(4)	—

Total	$95,500		$134,283		$55,772		$12,400		$—

DCT Pro Rata Share	$19,100		$5,178		$6,337		$1,240		$—

(1)	Debt requires interest only payments until 2012 and amortizes thereafter to zero until maturity in 2036 and has a stated interest rate of 5.6%.

(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million of debt, which is payable to and guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%. $33.2 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.

(3)

$40 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $5 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $11 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$12 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding revenue from lease terminations, non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortizaiton of above and below market rent. Additionally, lease termination revenue is excluded as it is considered one-time in nature.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. We include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data Three Months Ended March 31,		Same Store Operating Data Three Months Ended March 31,
	2009	2008	2009	2008
Reconciliation of NOI to Net Income (Loss):
Net Operating Income	$45,510	$45,773	$44,062	$45,063
Net operating income - non-same store properties	N/A	N/A	1,448	710
Other operating income (expense)	(31,256)	(32,927)	(31,256)	(32,927)
Other income and expenses	(9,950)	(14,245)	(9,950)	(14,245)
Discontinued operations	145	1,379	145	1,379
(Gain) loss on dispositions of real estate interests	37	446	37	446

Consolidated Net Income	$4,486	$426	$4,486	$426

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.